SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                            _______________________
                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  October 18, 2000

                            HARCOURT GENERAL, INC.

               ________________________________________________
            (Exact Name of Registrant as Specified in its Charter)

           Delaware                  1-4925                04-1619609
 (State or Other Jurisdiction      (Commission           (IRS Employer
      of Incorporation)           File Number)        Identification No.)


   27 Boylston Street, Chestnut Hill, Massachusetts            02467
       (Address of Principal Executive Offices)              (Zip Code)

                    (617) 232-8200
 (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

          On October 18, 2000, Harcourt General, Inc. and Citibank, N.A. agreed to amend the Confirmation for Equity Swap Transaction (the "Swap Agreement") and the Purchase Agreement, each dated as of April 20, 2000.

          A copy of such amendment to the Swap Agreement and Purchase Agreement is filed herein as Exhibit 1 to this Form 8-K and is incorporated herein by reference.

Exhibit          Description

1 Amendment to the Confirmation for Equity Swap Transaction and Purchase Agreement, dated October 18, 2000.


































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

                                  SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HARCOURT GENERAL, INC.



Dated:  October 25, 2000                   By: /s/ Eric P. Geller
                                              -------------------------------
                                              Eric P. Geller
                                              Senior Vice President, General
                                                 Counsel and Secretary

































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

                                 EXHIBIT INDEX

Exhibit          Description

1 Amendment to the Confirmation for Equity Swap Transaction and Purchase Agreement, dated October 18, 2000.










































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

                                   EXHIBIT 1

                         AMENDMENT TO THE CONFIRMATION
              FOR EQUITY SWAP TRANSACTION AND PURCHASE AGREEMENT


                 The Confirmation for Equity Swap Transaction (the "Confirmation") and Purchase Agreement (the "Purchase Agreement"), each dated as of April 20, 2000 (the "Confirmation"), between Citibank, N.A.
("Citibank"), and Harcourt General, Inc. ("Counterparty") (the "Amendment") are hereby amended as set forth below, such amendments to become effective as of October 18, 2000 except as stated below.

                 1.       Maturity Date Extension.

                 (a) The Maturity Date in Section 5(a) of the Confirmation is extended, and thereby, deleted in its entirety and replaced by the following:

"Maturity Date:              February 23, 2001 (or, if such date  is not a
                             Trading Day, the next Trading Day)."

                 2.       Single Agreement.

                 Upon execution and delivery of this Amendment, the Confirmation and the Purchase Agreement shall be modified and amended in accordance with the terms of this Amendment and all the terms and conditions of both shall be read together as though they constitute one instrument, except that in the case of any conflict the provisions of this Amendment will control. All references to the Confirmation or the Purchase Agreement, "hereof", "herein", or other terms of like import shall mean the Confirmation or the Purchase Agreement (as applicable) as amended by this Amendment.

                 3.       Miscellaneous.

                 (a) All capitalized terms used in this Amendment but not defined herein shall have the meanings given to them in the Confirmation.

                 (b) Except as specifically amended hereby, the Confirmation and the Purchase Agreement shall continue in full force and effect.

                 4.       Governing Law and Jurisdiction.

                 (a) Governing Law. This Amendment, (and, effective as of April 20, 2000, the Confirmation and the Purchase Agreement) will be

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

governed by and construed in accordance with the laws of the State of New
York.

                 (b) Jurisdiction. With respect to any suit, action or proceedings relating to this Amendment (and, effective as of April 20, 1999, the Confirmation and the Purchase Agreement) ("Proceedings"), each party irrevocably (i) submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City; and (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party. Nothing in this provision precludes either party from bringing Proceedings in any other jurisdiction nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

                 (c) Waiver of Trial by Jury. Each of the Counterparty and Citibank hereby irrevocably waives (on its own behalf and, to the extent permitted by applicable law, on behalf of its stockholders) all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Amendment, (and, effective as of April 20, 1999, the Purchase Agreement), the Transaction or the actions of Citibank or its affiliates in the negotiation, performance or enforcement hereof.

                 IN WITNESS WHEREOF, the parties have executed this Amendment.

                                           CITIBANK, N.A.


                                           By:/s/ Herman Hirsch
                                              ------------------------------
                                               Authorized Representative


                                           HARCOURT GENERAL, INC.


                                           By:/s/ John R. Cook
                                              ------------------------------
                                               Authorized Representative




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